UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

MOUNT TAM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-192060	45-3797537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

106 Main Street #4E

Burlington, VT 05401

(425) 214-4079

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Principal U.S. Market for Securities
Common Stock, $0.0001 par value	MNTM	OTCPINK

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry into a Material Definitive Agreement.

Item 1.02   Termination of a Material Definitive Agreement.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

                  Arrangement of a Registrant.

Line of Credit Agreement with Fromar Investments, LP

On May 10, 2019, Mount Tam Biotechnologies, Inc., a Nevada corporation (the “Company”) and Fromar Investments, LP (“Fromar”) entered into an arrangement whereby Fromar will lend the Company up to a maximum of $1,750,000 pursuant to the terms of a Line of Credit Agreement (the “Fromar LOC”) and a promissory note (the “Fromar Note”). The arrangement evidenced by the Fromar LOC and the Fromar Note is referred to herein as the “Fromar Loan”. By agreement of the parties, the Fromar Loan is effective as of May 1, 2019. The Fromar Loan is a non-revolving line of credit and amounts borrowed and then repaid may not be re-borrowed. The principal amounts advanced to the Company under the Fromar Loan bear interest at a fixed annual rate of eight percent (8.00%). The Fromar Loan has a maturity date of August 30, 2019, at which time all amounts advanced under the Fromar Loan, together with all accrued but unpaid interest thereon, are due and payable.

The Fromar Loan is secured by that certain Security Agreement dated effective May 1, 2019 between the Company and Fromar (the “Fromar Security Agreement”) pursuant to which the Company and Fromar agreed that all amounts, liabilities and obligations owed by the Company to Fromar are secured by a security interest in all assets of the Company on the terms and conditions set forth in the Fromar Security Agreement (the “Fromar Security Interest”).  The Fromar Security Interest is subject to certain permitted security interests, specifically including the CC3I Security Interest (as defined below).

By way of background, on or about June 14, 2016, the Company and 0851229 BC Ltd. (“BC”), an affiliate of Fromar, entered into that certain Amended and Restated Secured Convertible Promissory Note, which has been amended or otherwise modified on several different occasions (the “BC Note”) and a related security agreement securing the Company’s obligations under the BC Note, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Commission on June 15, 2016. Further, on or about April 6, 2018, the Company and Fromar entered into that certain Convertible Promissory Note which has been amended or modified on several different occasions (the “2018 Fromar Note”) and a related security agreement securing the Company’s obligations under the 2018 Fromar Note, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Commission on April 12, 2018. Further, on or about March 4, 2019, the Company and Fromar entered into that certain Promissory Note in the principal amount of $80,000 (the “2019 Fromar Note”). The BC Note, the 2018 Fromar Note and the 2019 Fromar Note shall be referred to collectively herein as the “Prior Fromar Notes”. The Company is required to use the amounts advanced under the Fromar Loan to pay off the Prior Fromar Notes, as well as for general business purposes.  By virtue of the payment in full of the Prior Fromar Notes with funds advanced under the Fromar Loan, the Prior Fromar Notes and their related security agreements have been terminated effective as of May 1, 2019 with no early termination penalties incurred by the Company as a result.

Line of Credit Agreement with Climate Change Investigation, Innovation and Investment Company, LLC

Also on May 10, 2019, the Company and Climate Change Investigation, Innovation and Investment Company, LLC, a California limited liability company (“CC3I”) entered into an arrangement whereby CC3I will lend the Company up to a maximum of $350,000 pursuant to the terms of a Line of Credit Agreement (the “CC3I LOC”) and a promissory note (the “CC3I Note”). The arrangement evidenced by the CC3I LOC and the CC3I Note is referred to herein as the “CC3I Loan”. By agreement of the parties, the CC3I Loan is effective as of May 1, 2019. The CC3I Loan is a non-revolving line of credit and amounts borrowed and then repaid may not be re-borrowed. The principal amounts advanced to the Company under the CC3I Loan bear interest at a fixed annual rate of eight percent (8.00%). The CC3I Loan has a maturity date of August 30, 2019, at which time all amounts advanced under the CC3I Loan, together with all accrued but unpaid interest thereon, are due and payable. The Manager of CC3I, James Farrell, is a director and shareholder of the Company.  Pursuant to the requirements of the Nevada Revised Statutes, the disinterested members of the Company’s board of directors approved the transaction with CC3I.

The CC3I Loan is secured by that certain Security Agreement dated effective May 1, 2019 between the Company and CC3I (the “CC3I Security Agreement”) pursuant to which the Company and CC3I agreed that all amounts, liabilities and obligations owed by the Company to CC3I are secured by a security interest in all assets of the Company on the terms and conditions set forth in the CC3I Security Agreement (the “CC3I Security Interest”).  The CC3I Security Interest is subject to certain permitted security interests, specifically including the Fromar Security Interest.

By way of background, on or about September 20, 2018, the Company and CC3I entered into that certain Convertible Promissory Note (the “2018 CC3I Note”) and a related security agreement securing the Company’s obligations under the 2018 CC3I Note, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Commission on September 26, 2018. Further, on or about March 4, 2019, the Company and CC3I entered into that certain Convertible Promissory Note (the “2019 CC3I Note”) and a related security agreement securing the Company’s obligations under the 2019 CC3I Note, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Commission on March 7, 2019. The 2018 CC3I Note and the 2019 CC3I Note shall be referred to collectively herein as the “Prior CC3I Notes”. The Company is required to use the amounts advanced under the CC3I Loan to pay off the Prior CC3I Notes, as well as for general business purposes.  By virtue of the payment in full of the Prior CC3I Notes with funds advanced under the CC3I Loan, the Prior CC3I Notes and their related security agreements have been terminated effective May 1, 2019 with no early termination penalties incurred by the Company as a result.

Intercreditor Agreement

In addition to the foregoing, on May 10, 2019 the Company entered into an Intercreditor Agreement with Fromar and CC3I (collectively, the “Creditors”), with an effective date of May 1, 2019 (the “2019 Intercreditor Agreement”), whereby the Fromar Security Interest and the CC3I Security Interest shall each rank pari passu with each other. Further, the Creditors each agreed to jointly exercise their respective rights under their respective security interests, and to jointly share in the amount realized from exercising such rights under their respective security interests in proportion to the amount of their respective debt with respect to which a default has occurred to the total debt of each of the Creditors with respect to which a default has occurred.

By way of background, the Company previously entered into an intercreditor agreement with Fromar, BC and CC3I with an effective date of September 18, 2018, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Commission on September 26, 2018 (the “2018 Intercreditor Agreement”) which was subsequently amended to account for the addition of the 2019 CC3I Note. Effective May 1, 2019, the 2018 Intercreditor Agreement was terminated by agreement of the parties thereto with no early termination penalties incurred by the Company as a result.

The foregoing descriptions of the Fromar LOC, the Fromar Note, the Fromar Security Agreement, the CC3I LOC, CC3I Note, the CC3I Security Agreement and the 2019 Intercreditor Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the agreements themselves. Copies of the Fromar LOC, the Fromar Note, the Fromar Security Agreement, the CC3I LOC, CC3I Note, the CC3I Security Agreement and the 2019 Intercreditor Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fromar LOC
10.2	Fromar Note
10.3	Fromar Security Agreement
10.4	CC3I LOC
10.5	CC3I Note
10.6	CC3I Security Agreement
10.7	2019 Intercreditor Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT TAM BIOTECHNOLOGIES, INC.

Date:	May 15, 2019
By:	/s/ Richard Marshak
Name:	Richard Marshak
Title:	Chief Executive Officer